Exhibit 10.5



                      AMENDMENT NO. 1 TO LICENSE AGREEMENT

     THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (this "Amendment") is made as of the 10th day of September, 1998 by and between Oracle Corporation, a Delaware corporation ("Oracle"), and Versatility Inc., a Delaware corporation ("Versatility").

     WHEREAS, Oracle and Versatility are parties to a Technology License Agreement dated as of August 20, 1998 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as hereinafter set forth in order to correct a typographical error in the Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Section 5.2.B of the Agreement is hereby deleted in its entirety and the following provision inserted in lieu thereof:

     "5.2.B    Acceptance of Superior Offer
     If (i) the Merger Agreement is being or has been terminated and Versatility is obligated to pay Oracle a Termination Fee (as defined in the Merger Agreement) under the Merger Agreement, (ii) Versatility refunds to Oracle all of the Prepaid Sublicense Fees prior to or simultaneously with the payment of such Termination Fee, and (iii) the Termination Fee is paid in accordance with the terms of the Merger Agreement, then this Agreement shall terminate upon repayment by Versatility of such Prepaid Sublicense Fees and payment of the Termination Fee."

     2. Except as specified herein, the parties hereby ratify and affirm each of the other provisions of the Agreement referred to therein.

     3. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each counterpart shall be an original. A facsimile signature appearing on a facsimile document shall be given the same effect as if it were an original signature on an original document.


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     IN WITNESS WHEREOF, Oracle and Versatility have duly executed this
Amendment, or caused it to be duly executed, under seal as of the date first set forth above.

                                        VERSATILITY INC.


                                        By:  /s/ Kenneth T. Nelson
                                             ________________________________
                                             Name:   Kenneth T. Nelson
                                             Title:  SVP Finance


                                        ORACLE CORPORATION

                                        By:  /s/ David J. Roux
                                             ________________________________
                                             Name:   David J. Roux
                                             Title:  Executive Vice President